EXHIBIT 10.3

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     AGREEMENT dated as of July 19, 2005, between MERCATOR MOMENTUM FUND, L.P., MERCATOR MOMENTUM FUND III, L.P, MONARCH POINTE FUND, LTD. (collectively, the "Funds") and M.A.G. Capital, LLC ("MAG") (the Funds and MAG are referred to individually as a "Holder" and collectively as the "Holders"), and Vasomedical, Inc. a Delaware corporation (the "Company").

     WHEREAS, the Funds have purchased, for an aggregate of $2,500,000, an aggregate of 25,000 shares of Series D Convertible Preferred Stock (the "Series D Stock") from the Company, and have the right to cause their Series D Stock to be converted into shares of Common Stock, $.001 par value (the "Common Stock"), of the Company, pursuant to the conversion formula set forth in the Certificate of Designation ;

     WHEREAS, each Fund and MAG have acquired Warrants (together, the "Warrants") from the Company, pursuant to which the Holders have the right to purchase in the aggregate up to 1,892,219 shares of the Common Stock through the exercise of the Warrants;

     WHEREAS, the Company desires to grant to the Holders the registration rights set forth herein with respect to the shares of Common Stock issuable upon the conversion of the Series D Stock and the exercise of the Warrants.

     NOW, THEREFORE, the parties hereto mutually agree as follows:

     1. Registrable Securities. As used herein the terms "Registrable Security" means each of the shares of Common Stock (i) issued upon the conversion of the Series D Stock (the "Conversion Shares") or (ii) upon exercise of the Warrants (the "Warrant Shares"), provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination that (a) it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act"), and disposed of pursuant thereto, or (b) registration under the Securities Act is no longer required for the immediate public distribution of such security. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

     2. Registration.

     (a) The Company shall file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") within forty-five (45) days after the date of this Agreement in order to register the resale of the Registrable Securities under the Securities Act. Once effective, the Company shall maintain the effectiveness of the Registration Statement until the earlier of (i) the date that all of the Registrable Securities have been

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sold,  or (ii) the date that the  Company  receives an opinion of counsel to the
Company that all of the Registrable Securities may be freely traded without registration under the Securities Act, under Rule 144 promulgated under the Securities Act or otherwise.

     (b) The Company will initially include in the Registration Statement as Registrable Securities Eight Million One Hundred Forty-Two Thousand Two Hundred Nineteen (8,142,219) shares of Common Stock.

     3. Covenants of the Company with Respect to Registration. The Company covenants and agrees as follows:

     (a) The Company shall use commercially reasonable efforts to cause the Registration Statement to become effective with the SEC as promptly as possible and in no event more than 90 days after filing the Registration Statement with the SEC. If any stop order shall be issued by the SEC in connection therewith, the Company shall use commercially reasonable efforts to obtain promptly the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of any Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, and any other documents necessary or incidental to the public offering of the Registrable Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of the Holder's Registrable Securities. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are subject to the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request in writing.

     (b) The Company shall pay all costs, fees and expenses in connection with the Registration Statement filed pursuant to Section 2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses; provided, however, that each Holder shall be solely responsible for the fees of any counsel retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Holder pursuant thereto.

     (c) The Company will take all actions which may be reasonably required to qualify or register the Registrable Securities included in the Registration Statement for the offer and sale under the securities or blue sky laws of such states as are reasonably requested by each Holder of such securities, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

     4. Additional Terms.

     (a) The Company shall indemnify and hold harmless the Holders and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for any Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Securities Act with respect to the registration of the Registrable Securities, any post-effective amendment to such registration statements, or any prospectus included therein or caused by any

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omission  to state  therein a material  fact  required  to be stated  therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Holders or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any Holder or underwriter within the meaning of the Securities Act and each officer, director, employee and agent of each Holder and underwriter; provided, however, that the indemnification in this Section 4(a) with respect to any prospectus shall not inure to the benefit of any Holder or underwriter (or to the benefit of any person controlling any Holder or underwriter) on account of any such loss, claim, damage or liability arising from the sale of Registrable Securities by the Holder or underwriter, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to such Holder or underwriter by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by the Holder or underwriter to the purchaser prior to such sale and provided further, that the Company shall not be obligated to so indemnify any Holder or any such underwriter or other person referred to above unless the Holder or underwriter or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.

     (b) If for any reason the  indemnification  provided  for in the  preceding section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

     (c) Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon any Holder any obligation to sell the Holder's Registrable Securities.

     (d) Each Holder, upon receipt of notice from the Company that an event has occurred which requires a Post-Effective Amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.


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     (e) If the Company  fails to keep the  Registration  Statement  referred to above continuously effective during the requisite period, then the Company shall, promptly upon the request of any Holder, use commercially reasonable efforts to update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof.

     (f) Each Holder agrees to provide the Company with any information or undertakings reasonably requested by the Company in order for the Company to include any appropriate information concerning the Holder in the Registration Statement or in order to promote compliance by the Company or the Holder with the Securities Act.

     (g) The Company agrees that it shall cause each of its directors, officers and shareholders owning ten percent (10%) or more of the Company's outstanding Common Stock to refrain from selling any shares of the Company's Common Stock until the Registration Statement has been declared effective.

     (h) Each Holder, on behalf of itself and its affiliates, hereby covenants and agrees not to, directly or indirectly, offer to "short sell", contract to "short sell" or otherwise "short sell" any securities of the Company, including, without limitation, shares of Common Stock that will be received as a result of the conversion of the Series D Stock or the exercise of the Warrants.

     5. Governing Law. This Agreement shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal substantive laws of the State of New New York, without giving effect to the choice of law rules thereof.

     6. Amendment. This Agreement may only be amended by a written instrument executed by the Company and the Holders.

     7. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

     8. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     9. Notices. All communications hereunder shall be in writing and shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or by facsimile at the addresses set forth below.

If to the Holders,      M.A.G. Capital, LLC
                        Mercator Momentum Fund, L.P.
                        Mercator Momentum Fund III, L.P.
                        Monarch Pointe Fund, Ltd.
                        555 South Flower Street, Suite 4200

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                        Los Angeles, CA  90071
                        Attention: David Firestone
        With a copy to  Sheppard Mullin Richter & Hampton LLP
                        333 South Hope Street
                        48th Floor
                        Los Angeles, CA 90071-1448
                        Telephone No.: (213) 620-1780
                        Facsimile No.:  (213) 620-1398
                        Attention:      David C. Ulich

                        If to the Company,

                        Vasomedical Inc
                        180 Linden Avenue
                        Westbury, NY 11590
                        Phone: 516-997-4600
                        Fax: 516-997-2299

                        Attention: Thomas W. Fry


        With a copy to: Beckman, Lieberman & Barandes, LLP
                        100 Jericho Quadrangle
                        Suite 329
                        Jericho, New York  11753
                        Telephone No.:  (516) 433-1200
                        Facsimile No.:   (516) 433-5858
                        Attention:  David H. Lieberman, Esq.


All such notices and communications shall be deemed to have been duly given: (i) three (3) days after it is received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (a) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (b) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient's time) or on a non-business day shall be deemed received on the next business day; (ii) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth below; or (iii) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.

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     10. Binding Effect;  Benefits.  Any Holder may assign its rights hereunder.
This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives, successors and assigns. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

     11. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

     12. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     13. Attorneys' Fees and Disbursements. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees and disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

            [The balance of this page is intentionally left blank.]

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     IN WITNESS  WHEREOF,  this Agreement has been executed and delivered by the parties hereto as of the date first above written.

                        VASOMEDICAL, INC.


                        By:/s/ Thomas Glover
                           ----------------------------------
                        Name:  Thomas Glover
                        Its:   President

                        HOLDERS:

                        MERCATOR MOMENTUM FUND, L.P.

                        By:  M.A.G. CAPITAL, LLC
                        Its:  General Partner

                        By:/s/ David Firestone
                           -----------------------------------
                        Name:  David Firestone
                        Its:   Managing Member

                        MERCATOR MOMENTUM FUND III, L.P.

                        By: M.A.G. CAPITAL, LLC
                        Its: General Partner


                        By:/s/ David Firestone
                           -----------------------------------
                        Name: David Firestone
                        Its:       Managing Member


                        MONARCH POINTE FUND, LTD.

                        By:/s/ David Firestone
                           -----------------------------------
                        Name: David Firestone
                        Its:  President


                        M.A.G. CAPITAL, LLC

                        By:/s/ David Firestone
                           -----------------------------------
                        Name: David Firestone
                        Its:  Managing Member



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